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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2003

                           APPLIED DNA SCIENCES , INC.
                      ------------------------------------

             (Exact name of registrant as specified in its charter)


                  Nevada                  2 90519        59-2262718
        ----------------------------   -----------   -------------------
       (State or other jurisdiction    Commission    (IRS Employer
         of Incorporation)             File Number    Identification No.)


                9225 Sunset Boulevard Los Angeles, CA      90069
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


       Registrant's Telephone Number, including area code: (310) 860-1362


         (Former name or former address, if changed since last report.)

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Item 5.  Other Information

On November 26, 2003, NASDAQ erroneously attached an "E" to Applied DNA Sciences, Inc.'s Over the Counter Bulletin Board symbol of APDN, implying that the Company was delinquent in its filings. All Applied DNA Sciences, Inc. SEC reports have been timely filed. NASDAQ was notified immediately of its error, and the E was removed the following market day, November 28, 2003.

The fiscal year end for Applied DNA Sciences, Inc. is September 30th, and its next report to the Securities and Exchange Commission is its annual report, which is due 90 days after the Company's year end. The current report disclosing the Company's new fiscal year end was filed with the SEC in February of 2003.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       APPLIED DNA SCIENCES, INC.



                                        /s/ Lawrence C. Lee
                                        ------------------------------
                                        Lawrence C. Lee
                                        Chief Executive Officer